UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material Pursuant to § 240.14a-12

COOPER TIRE & RUBBER COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Acquisition: Creating a Global Tire Leader

Apollo to Acquire Cooper
Apollo Tyres and Cooper Tire & Rubber combining to create a
global leader in tire manufacturing and distribution
• Agreement must be
approved by regulators
and shareholders
• Assuming a timely process,
expected to take place in
the coming months
• Until agreement closes,
we remain separate
companies and operate
as such
• Business as usual!

Combined Revenues of $6.6 Billion
2012 Global Tire Company Rankings
Based on 2011 Sales
2011 2010
2011
RANK
2010
RANK COMPANY / HEADQUARTERS
TIRE
SALES
% OF TOTAL
CORP. SALES
TIRE
SALES
% OF TOTAL
CORP. SALES
7 7 Yokohama Rubber Co. Ltd. 6,028.0 81.0% 4,750.4
Tokyo, Japan
6 6 Sumitomo Rubber Industries Ltd. 7,413.0 87.2% 5,850.0 85.0%
Kobe, Japan
5 5 Pirelli & C. S.p.A. 7,802.2 99.0% 6,320.5 98.4%
Milan, Italy
4 4 Continental A.G. 10,645.0 25.1% 8,100.0 23.5%
Hanover, Germany
3 3 Goodyear Tire & Rubber Co. 20,490.0 90.0% 16,950.0 90.0%
Akron, Ohio
2 2 Group Michelin 27,413.6 95.0% 22,515.0 95.0%
Clermont-Ferrand, France
1 1 Bridgestone Corp. 28,450.0 75.0% 24,425.0 75.0%
Tokyo, Japan
16 16
Apollo Tyres Ltd.
2,526.8 100.0% 1,943.4 100.0%
Kerala, India
15 14 Triangle Group Co. Ltd. 2,527.1 100.0% 2,258.9 100.0%
Shandong, China
14 15 GITI Tire Pte. Ltd. 2,893.6 100.0% 2,207.5 100.0%
Singapore
13 13 Toyo Tire & Rubber Co. Ltd. 3,064.6 75.4% 2,500.0 73.6%
Osaka, Japan
12 12 Kumho Tire Co. Inc. 3,522.1 99.4% 3,025.9 99.8%
Seoul, South Korea
11 9 Cooper Tire & Rubber Co. 3,927.2 100.0% 3,361.0 100.0%
Findlay, Ohio
10 11 Hangzhou Zhongce Rubber Co. Ltd. 4,262.6 95.1% 3,226.1 97.2%
Hangzhou, China
9 10 Maxxis International/Cheng Shin Rubber 4,268.0 100.0% 3,356.4 100.0%
Yuanlin, Taiwan
8 8 Hankook Tire Co. Ltd. 5,744.2 97.8% 4,513.1
Seoul, South Korea
Combined Company
8
#7

NORTH AMERICA
EUROPE
AFRICA
ASIA
Durban, South Africa
Ladysmith, South Africa
3
Guadalajara, Mexico
Texarkana, AR
Clarksdale, MS
Tupelo, MS
Findlay, OH
Enschede, Netherlands
Melksham, England
Kruševac, Serbia
Rongcheng City, China
Kunshan, China
Limda, India
Oragadam, India
Perambra, India
Kalamassery, India
Significant Presence in the Largest
and Fastest Growing Geographies
Apollo
Cooper

Track Record of Driving Sales Growth

COOPER
NET SALES
(in billions)
APOLLO
NET SALES
(INRbn)
2009 2010 2011 2012
2.78
3.36
3.93
4.20
$ 5B
4
3
2
1
0
2009 2010 2011 2012
49.8
81.2
88.7
121.5
125B
100
75
50
25
0

5 Diversified Product Offering LIGHT VEHICLE TIRES Both companies primarily focus on the replacement tire business PASSENGER TIRES COMMERCIAL TRUCK TIRES FARM VEHICLE TIRES

Key OE Relationships COOPER APOLLO 6

Strong Brands Respected for Quality 7

NORTH AMERICA
EUROPE
ASIA
Melksham, England
Pearsall, Texas
Shanghai, China
Findlay, OH
Enschede, Netherlands
Limda, India
Oragadam, India
Perambra, India
Kalamassery, India
Apollo
Cooper
Committed to Innovation and Technology

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Communications, LLC, used under license. For award information, visit ConsumersDigest.com.

Third-Party Recognition

Shared Values 10 Both companies commit equally to employee safety and development as well as sustainability and giving back to communities.

Continuity and Business as Usual

• Apollo to retain and grow
existing Cooper facilities
• Cooper to continue
to recognize unions
• Cooper to continue
to honor collective
bargaining agreements
• Compensation and benefit
levels for non-union
employees generally
maintained
• Management continuity

Key Takeaways—A Great Match

• Combined organization will
be world’s seventh-largest
tire company with sales of
$6.6B
• More options for customers;
growth opportunities for
employees
• Existing Cooper facilities
maintained
• No plan to outsource
manufacturing from
North America
• Cooper will generally
maintain current
employee compensation
and benefit levels
• Cooper will recognize
labor unions and honor
collective bargaining
agreements
• Management continuity

ADDITIONAL INFORMATION
In connection with the proposed transaction, Cooper will file a proxy statement with the SEC.  INVESTORS ARE URGED
TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED TRANSACTION AND COOPER.  You will be able to obtain the proxy statement, as well as other filings containing information about Cooper, free of charge, at the website maintained by the
SEC at www.sec.gov.  Copies of the proxy statement and other filings made by Cooper with the SEC can also be obtained free of charge, by directing a request to Cooper Tire & Rubber Company, 701 Lima Avenue, Findlay, Ohio 45840, c/o Jerry
Long (investorrelations@coopertire.com).
Participants in the Solicitation
Cooper and its directors and officers may be deemed to be participants in the solicitation of proxies from Cooper’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transaction.
Information about Cooper’s directors and officers and their ownership of Cooper’s common stock is set forth in its Form
10-K which was filed with the SEC on February 25, 2013 and the proxy statement for Cooper’s Annual Meeting of stockholders, which was filed with the SEC on March 26, 2013.  Stockholders may obtain additional information regarding the interests of Cooper and its directors and executive officers in the proposed transaction, which may be different than those of Cooper’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements are not based on historical facts but instead reflect Cooper’s and Apollo’s expectations, estimates or projections concerning future results or events.  These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “project,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,”
“plan,” “likely,” “will,” “should” or similar words or phrases.  These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed or indicated by those statements.  We cannot assure you that any of our expectations, estimates or projections will be achieved.
The forward-looking statements included in this presentation are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.
Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources; the failure of Cooper’s or Apollo’s suppliers to timely deliver products in accordance with contract specifications; changes in economic and business conditions in the world; failure to implement information technologies or related systems, including failure by Cooper to successfully implement an
ERP system; increased competitive activity including actions by larger competitors or lower-cost producers; the failure to achieve expected sales levels; changes in Cooper’s or Apollo’s customer relationships, including loss of particular business for competitive or other reasons; litigation brought against Cooper or Apollo, including products liability claims, which could result in material damages against Cooper or Apollo; changes to tariffs or the imposition of new tariffs or trade restrictions; changes in pension expense and/or funding resulting from investment performance of Cooper’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; government regulatory and legislative initiatives including environmental and healthcare matters; volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; changes in interest or foreign exchange rates; an adverse change in Cooper’s or Apollo’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; the risks associated with doing business outside of the United States; the failure to develop technologies, processes or products needed to support consumer demand; technology advancements; the inability to recover the costs to develop and test new products or processes; the impact of labor problems, including labor disruptions at Cooper or Apollo or at one or more of their large customers or suppliers; failure to attract or retain key personnel; consolidation among competitors or customers; inaccurate assumptions used in developing Cooper’s or Apollo’s strategic plan or operating plans or the inability or failure to successfully implement such plans; failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources; changes in Cooper’s relationship with joint-venture partners; the inability to obtain and maintain price increases to offset higher production or material costs; inability to adequately protect Cooper’s or Apollo’s intellectual property rights; inability to use deferred tax assets; other factors that are set forth in management’s discussion and analysis of Cooper’s most recently filed reports with the SEC; and uncertainties associated with the proposed acquisition of
Cooper by Apollo, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction.  This list of factors is illustrative, but by no means exhaustive.  All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.